UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2008

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2544

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____              Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____              Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 31, 2008, Old Line Bank, a wholly owned subsidiary of Old Line Bancshares, Inc., entered into a lease agreement with AF Limited Partnership (“Landlord”) to lease 1,620 square feet of space in a store unit located at 167-U Jennifer Road, Annapolis, Maryland County of Anne Arundel, in the Jennifer Square Shopping Center.

Old Line Bank plans to open a new branch at this location.  The following outlines the terms of the Lease Agreements:

(a)	Fixed Basic Rent

Year	Annual Rent	Monthly Installments	Per Sq. Ft. Rent
1	$ 61,560.00	5,130.00	38.00
2	63,406.80	5,283.90	39.14
3	65,309.04	5,442.42	39.70
4	67,268.28	5,605.69	41.52
5	69,286.32	5,773.86	42.77
Total	$ 326,830.44

(b)	Additional Rent	Proportionate share (approximately 2.0161%) of the building’s real estate taxes, insurance and cost of maintaining the common areas.

(c)	Lease Term and Commencement Date
The lease has an initial term of approximately five (5) years and three (3) months with rent commencing at the earlier of (i) 90 days from the date of possession, or (ii) the date Old Line Bank opens for business in this location.  Possession of the property will occur within 5 days of the date of the lease agreement.

(d)	Renewal Terms	Old Line Bank has the right to extend the term of the lease for one additional five-year lease term at the following fixed basic rent.

Year	Annual Rent	Monthly Installments	Per Sq. Ft. Rent
1	$ 71,364.96	5,947.08	44.05
2	73,505.88	6,125.49	45.37
3	75,711.00	6,309.25	46.74
4	77,982.36	6,498.53	48.14
5	80,321.88	6,693.49	49.58
Total	$ 378,886.08

Statements in this report regarding Old Line Bank’s plans with respect to a new branch constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These statements are based on Old Line Bancshares, Inc.’s beliefs, assumptions and on information available to Old Line Bancshares, Inc. as of the date of this filing, and involve risks and uncertainties.  These risks and uncertainties include unanticipated problems with the chosen premises that make opening the branch more difficult and costly than anticipated or wholly unfeasible, other unforeseen delays, the inability of Old Line Bank to obtain the required regulatory permits, and other general risks that could negatively impact Old Line Bancshares, Inc. and make opening and maintaining a new branch unwise or difficult.  For a more complete discussion of some of the risks and uncertainties that could impact Old Line Bancshares, see “Factors Affecting Future Results” in Old Line Bancshares, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007.

Old Line Bancshares, Inc.’s actual results and the actual outcome of our expectations as discussed herein could differ materially from those anticipated because of these risks and uncertainties and you should not put undue reliance on any forward-looking statements.  All forward-looking statements speak only as of the date of this filing, and Old Line Bancshares, Inc. undertakes no obligation to update the forward-looking statements to reflect factual assumptions, circumstances or events that have changed after the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date:  June 5, 2008                                                                  By:  /s/Christine M. Rush
       Christine M. Rush, Chief Financial Officer